UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

Outdoor Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-13101	30-0957912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Circle 75 Pkwy Suite 1300

Atlanta, GA 30339

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2026, Outdoor Holding Company (the “Company”) reported its financial results for the fiscal quarterly period ended June 30, 2026. A copy of the press release issued by the Company in this connection is furnished herewith as Exhibit 99.1.

The information in this Item in this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2026, the Company’s Board of Directors (the “Board”) approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

●	establish advance notice procedures and informational requirements applicable to stockholder nominations of persons for election to the Board and stockholder proposals of other business, including detailed disclosure requirements regarding proposing stockholders, stockholder associated persons and proposed nominees and obligations to update and supplement notices;

●	address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, including by requiring representations regarding, and reasonable evidence of, compliance with Rule 14a-19 under the Exchange Act from any stockholder soliciting proxies in support of director nominees other than the Company’s nominees, and reserving the white proxy card for the exclusive use of the Board;

●	enhance certain procedural protections for the calling of special meetings at the request of stockholders, including by:

○	requiring that any special meeting so requested by stockholders shall be held not later than 90 days following the determination by the Secretary (or such other officer designated by the Board that such request complies with the Amended and Restated Bylaws and applicable Delaware law;

○	requiring that unless notification is given to the requesting stockholder(s) of any non-compliance within 10 days of receipt of the special meeting request, the request shall be deemed to comply; and

○	limiting the Board’s ability to postpone a stockholder-requested special meeting to one occasion only, for a period not to exceed 30 days, and only if the Board determines in good faith that such postponement is necessary for a bona fide corporate purpose;

●	expand on the powers of the chairman of a meeting of stockholders to regulate conduct of that meeting;

●	remove the fixed numerical range on the size of the Board, such that the number of directors will be fixed exclusively by resolution of a majority of the Board;

●	provide that vacancies on the Board, including vacancies resulting from the removal of a director by the stockholders, may be filled solely by a majority of the directors then in office, or by the sole remaining director, rather than requiring that such vacancies shall be filled only by the stockholders, although the Amended and Restated Bylaws further provide that if a vacancy results from the removal of a director and the next annual meeting of stockholders is scheduled to occur more than 120 days after the date of such removal, the Board shall call a special meeting of stockholders to elect a director to fill such vacancy;

●	revise the existing supermajority voting provision applicable to the Board, retaining the requirement of the affirmative vote of not less than 75% of the entire Board then in office but limiting its application to specified categories of matters such as change of control transactions, certain significant stock transactions, certain significant charter amendments, any conversion of the Company to another entity form, any voluntary dissolution or winding up of the Company and any voluntary bankruptcy filing by the Company, rather than requiring the supermajority Board vote for any act or decision by the Board outside the normal course of business or that may have a material effect on the business of the Company or its stockholders;

●	adopt an exclusive forum provision designating the Court of Chancery of the State of Delaware as the exclusive forum for certain stockholder litigation, including derivative actions and breach of fiduciary duty claims, and the federal district courts of the United States as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act;

●	clarify that, consistent with Delaware law, the Amended and Restated Bylaws may be altered, amended or repealed by the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding capital stock of the Company then entitled to vote generally in the election of directors, in addition to by a majority of the Whole Board (as defined in the Amended and Restated Bylaws), rather than by the Board exclusively;

●	modernize procedures for the indemnification of officers, directors and others;

●	reflect recent amendments to the General Corporation Law of the State of Delaware, including with respect to the manner in which proxies, consents and other corporate documents may be documented, signed and delivered; and

●	make certain other clarifying, conforming and technical changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Outdoor Holding Company, effective August 5, 2026
99.1	Press Release dated August 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Holding Company

Dated: August 10, 2026	By:	/s/ Paul J. Kasowski
Paul J. Kasowski
Chief Financial Officer